UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21318

Name of Fund: BlackRock Corporate High Yield Fund VI, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Corporate High Yield Fund VI, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 02/28/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Corporate High Yield                                         BLACKROCK
Fund VI, Inc.

SEMI-ANNUAL REPORT
FEBRUARY 28, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Corporate High Yield Fund VI, Inc.

The Benefits and Risks of Leveraging

BlackRock Corporate High Yield Fund VI, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the yield earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Announcement of Annual Stockholders Meeting

The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by May 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by July 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


2       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007

A Letter to Shareholders

Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. At the end of February, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, geopolitical concerns related to Iran's nuclear program and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally good global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed early in 2007 as the economic data strengthened. Prices improved (and yields fell) again in February as equities struggled. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.68% on February 28, 2007, while the one-month Treasury offered the highest yield on the curve at 5.24%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now, but acknowledge that the combination of a mild economic slowdown and moderating inflation could prompt an interest rate cut later in 2007.

Notwithstanding the volatility along the way, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended February 28, 2007:

Total Returns as of February 28, 2007                                  6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                            + 8.93%          +11.97%
-----------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                           +10.76           + 9.87
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)      +12.17           +21.07
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 3.66           + 5.54
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 2.89           + 4.96
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                      + 8.62           +12.36
-----------------------------------------------------------------------------------------------

If the recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


   BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007       3

A Discussion With Your Fund's Portfolio Managers

      The Fund outperformed its benchmark for the semi-annual period, benefiting from a robust high yield market and, in particular, an overweight exposure to lower-rated issues, which generated the strongest returns.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2007, the Common Stock of BlackRock Corporate High Yield Fund VI, Inc. had net annualized yields of 7.34% and 8.05%, based on a period-end per share net asset value of $14.83 and a per share market price of $13.53, respectively, and $.540 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +9.41%, based on a change in per share net asset value from $14.12 to $14.83, and assuming reinvestment of all distributions. By comparison, the high yield bond market, as measured by the Credit Suisse High Yield Index, returned +8.62%, while the Fund's comparable Lipper category of High Current Yield Funds (Leveraged) had an average return of +9.74% for the six-month period. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Despite some volatility late in the reporting period, the high yield bond market continued to post strong results, with returns in excess of 1% in each of the past six months. The market has been aided by the continuation of historically low default rates, relatively low new-issue supply and strong inflows into the asset class, all of which have helped to support the prices of high yield issues.

What factors most influenced Fund performance?

The Fund benefited from its overweight exposure to lower-tiered credits, in particular B-rated and CCC-rated issues, as these segments of the high yield market generated the strongest returns. Conversely, an underweight exposure to BB-rated issues detracted from performance, as generally all segments of the high yield market continued to post strong returns throughout the period.

On a sector-specific level, the Fund's exposure to the media -- non-cable, gaming and aerospace/defense sectors was beneficial to performance for the period. The primary detractors were an underweight exposure to the automotive and supermarket sectors, as well as an overweight to retailers.

What changes were made to the Fund during the period?

The BlackRock style of investing in companies with good pricing power and strong fundamentals remained the overall focus of the Fund throughout the period. Having said that, the Fund did increase allocations to certain lower-quality credit tiers, moving to overweight positions in B-rated and CCC-rated credits in an effort to take advantage of the strong high yield markets in which lower-tiered credits provided the strongest returns.

The Fund's average leverage position was approximately 30% throughout the period. That is, the Fund borrowed the equivalent of roughly 30% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. While leveraging will hinder the Fund's total return in a weak market, the converse also is true. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


4       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007

How would you characterize the Fund's position at the close of the period?

While volatility picked up at the end of the period, resulting in an investor flight to quality, fundamental and technical valuations remained favorable for the high yield market. Even with the noise at the end of the reporting period, the high yield market posted a return of better than 1% in February, marking the seventh month out of eight in which the Credit Suisse High Yield Index posted monthly returns in excess of 1%. Market fundamentals remain very strong, with default rates below 1% and a new-issue calendar that is just beginning to satisfy the high yield investor. As a result, we remain positioned with an overweight to lower-tiered credits (B and CCC), as we expect those segments of the market to post the strongest returns.

Scott Amero
Portfolio Manager

Jeffrey Gary
Portfolio Manager

James E. Keenan, CFA
Portfolio Manager

April 10, 2007

--------------------------------------------------------------------------------
We are pleased to announce that James E. Keenan, CFA, joined the Fund's portfolio management team and, together with Mr. Amero and Mr. Gary, is jointly responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Keenan is a Director with BlackRock, Inc. and a member of the firm's Fixed Income Portfolio Management Group. Prior to joining BlackRock in 2004, he was a senior high yield trader at Columbia Management Group. Mr. Keenan began his investment career at UBS Global Asset Management, where he held roles as a trader, research analyst and portfolio analyst from June 1998 through July 2003.
--------------------------------------------------------------------------------


   BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007       5

Portfolio Information

As of February 28, 2007

--------------------------------------------------------------------------------
                                                                     Percent of
Ten Largest Holdings                                           Total Investments
--------------------------------------------------------------------------------
L-3 Communications Corp.* ...........................................      1.3%
SunGard Data Systems, Inc.* .........................................      1.2
Freescale Semiconductor, Inc.* ......................................      1.2
Millennium America, Inc. ............................................      1.0
AutoNation, Inc.* ...................................................      1.0
Reliant Energy, Inc. ................................................      0.9
Michaels Stores, Inc.* ..............................................      0.9
Ventas Realty, LP ...................................................      0.9
Station Casinos, Inc.* ..............................................      0.9
Brazilian Government International Bond .............................      0.9
--------------------------------------------------------------------------------
*     Includes combined holdings.

--------------------------------------------------------------------------------
                                                                     Percent of
Five Largest Industries                                        Total Investments
--------------------------------------------------------------------------------
Cable -- U.S. .......................................................      6.9%
Gaming ..............................................................      6.2
Diversified Media ...................................................      6.1
Utility .............................................................      6.1
Paper ...............................................................      5.8
--------------------------------------------------------------------------------
For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                     Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada ..............................................................      6.5%
Bermuda .............................................................      1.4
Netherlands .........................................................      1.4
Ireland .............................................................      1.6
Brazil ..............................................................      0.9
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars

--------------------------------------------------------------------------------
Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
BBB/Baa .............................................................      0.6%
BB/Ba ...............................................................     24.9
B/B .................................................................     55.1
CCC/Caa .............................................................     11.1
NR (Not Rated) ......................................................      1.6
Other* ..............................................................      6.7
--------------------------------------------------------------------------------
* Includes investments in common stocks, preferred stocks, warrants, other interests and short-term securities.


6       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007

Schedule of Investments as of February 28, 2007 (Unaudited)    (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                            Value
====================================================================================
Aerospace & Defense -- 4.8%
    $3,089,000    Alliant Techsystems, Inc., 2.75%
                    due 9/15/2011 (a)(h)                                 $ 3,324,536
     1,230,000    Argo-Tech Corp., 9.25% due 6/01/2011                     1,334,550
       900,000    Bombardier, Inc., 8% due 11/15/2014 (a)                    940,500
     2,325,000    DRS Technologies, Inc., 6.875% due 11/01/2013            2,330,812
     1,600,000    Esterline Technologies Corp., 7.75%
                    due 6/15/2013                                          1,632,000
                  L-3 Communications Corp.:
     2,200,000        7.625% due 6/15/2012                                 2,282,500
     2,550,000        5.875% due 1/15/2015                                 2,486,250
     2,200,000        6.375% due 10/15/2015                                2,189,000
     2,220,000        3% due 8/01/2035 (a)(h)                              2,369,850
     2,195,000    Standard Aero Holdings, Inc., 8.25%
                    due 9/01/2014                                          2,233,413
       750,000    TransDigm, Inc., 7.75% due 7/15/2014 (a)                   770,625
     3,200,000    Vought Aircraft Industries, Inc., 8%
                    due 7/15/2011                                          3,120,000
                                                                         -----------
                                                                          25,014,036
====================================================================================
Airlines -- 0.7%
                  Continental Airlines, Inc.:
     2,856,492        Series 1997-4-B, 6.90% due 7/02/2018                 2,856,491
        39,269        Series 1998-1-C, 6.541% due 9/15/2009                   39,072
       661,594        Series 2001-1 Class C, 7.033%
                         due 12/15/2012                                      662,420
                                                                         -----------
                                                                           3,557,983
====================================================================================
Automotive -- 3.5%
       960,000    Accuride Corp., 8.50% due 2/01/2015                        972,000
                  AutoNation, Inc.:
     4,575,000        7.36% due 4/15/2013 (c)                              4,643,625
     2,400,000        7% due 4/15/2014                                     2,433,000
       500,000    Ford Capital BV, 9.50% due 6/01/2010                       503,750
     1,100,000    Ford Motor Company, 8.90% due 1/15/2032                    979,000
     1,130,000    Ford Motor Credit Co., 8.11% due 1/13/2012 (c)           1,136,097
       950,000    General Motors Acceptance Corp., 7.25%
                    due 3/02/2011                                            972,653
                  The Goodyear Tire & Rubber Co.:
       110,000        7.857% due 8/15/2011                                   113,437
     1,460,000        8.625% due 12/01/2011 (a)                            1,551,250
       745,000    Keystone Automotive Operations, Inc., 9.75%
                    due 11/01/2013                                           741,275
     2,540,000    Lear Corp., 8.75% due 12/01/2016                         2,447,925
     1,930,000    United Auto Group, Inc., 7.75%
                    due 12/15/2016 (a)                                     1,963,775
                                                                         -----------
                                                                          18,457,787
====================================================================================
Broadcasting -- 4.4%
     2,800,000    Allbritton Communications Co., 7.75%
                    due 12/15/2012                                         2,870,000
     1,850,000    Barrington Broadcasting Group LLC, 10.50%
                    due 8/15/2014 (a)                                      1,937,875
     3,175,000    CMP Susquehanna Corp., 9.875%
                    due 5/15/2014 (a)                                      3,262,312
       630,000    Nexstar Finance, Inc., 7% due 1/15/2014                    607,950
     4,750,000    Paxson Communications Corp., 8.61%
                    due 1/15/2012 (a)(c)                                   4,833,125
     4,075,000    Salem Communications Corp., 7.75%
                    due 12/15/2010                                         4,146,313
     2,550,000    Sinclair Broadcast Group, Inc., 8% due 3/15/2012         2,626,500
       875,000    Sirius Satellite Radio, Inc., 9.625% due 8/01/2013         883,750
     1,915,000    Young Broadcasting, Inc., 10% due 3/01/2011              1,900,638
                                                                         -----------
                                                                          23,068,463
====================================================================================
Cable -- U.S. -- 8.0%
     1,270,000    CCH I Holdings LLC,11% due 10/01/2015                    1,317,625
     3,075,000    CCH I LLC, 11% due 10/01/2015                            3,198,000
     3,750,000    CSC Holdings, Inc. Series B, 7.625%
                    due 4/01/2011                                          3,853,125
       775,000    Cablevision Systems Corp. Series B, 8%
                    due 4/15/2012                                            786,625
     5,470,000    Charter Communications Holdings II LLC, 10.25%
                    due 9/15/2010                                          5,757,175
     3,090,000    Echostar DBS Corp., 7.125% due 2/01/2016                 3,194,287
                  Intelsat Bermuda Ltd. (a)(c):
       355,000        11.354% due 6/15/2013                                  380,737
     1,840,000        8.872% due 1/15/2015                                 1,883,700
     3,475,000    Intelsat Subsidiary Holding Co. Ltd., 8.625%
                    due 1/15/2015                                          3,735,625
       979,000    Loral Spacecom Corp., 14% due 11/15/2015 (f)             1,125,850
     3,900,000    Mediacom LLC, 9.50% due 1/15/2013                        4,007,250
                  PanAmSat Corp.:
     3,459,000        9% due 8/15/2014                                     3,735,720
     1,770,000        9% due 6/15/2016 (a)                                 1,942,575
     3,150,000    Quebecor Media, Inc., 7.75% due 3/15/2016                3,228,750
     3,100,000    Rainbow National Services LLC, 10.375%
                    due 9/01/2014 (a)                                      3,472,000
                                                                         -----------
                                                                          41,619,044
====================================================================================
Chemicals -- 6.3%
     1,400,000    American Pacific Corp., 9% due 2/01/2015 (a)             1,412,250
     2,459,000    BCP Crystal Holdings Corp., 9.625%
                    due 6/15/2014                                          2,732,563
     1,250,000    Innophos, Inc., 8.875% due 8/15/2014                     1,296,875
       720,000    Key Plastics LLC and Key Plastics Finance Corp.,
                    11.75% due 3/15/2013 (a)                                 725,400
     1,260,000    Lyondell Chemical Co., 8.25% due 9/15/2016               1,354,500
     6,865,000    Millennium America, Inc., 9.25% due 6/15/2008            7,139,600
                  Momentive Performance Materials, Inc. (a):
     3,700,000        10.125% due 12/01/2014 (f)                           3,894,250
     1,415,000        11.50% due 12/01/2016                                1,471,600
                  Nalco Co.:
     1,900,000        7.75% due 11/15/2011                                 1,961,750
     1,900,000        8.875% due 11/15/2013                                2,023,500
     1,168,000    Nalco Finance Holdings, Inc., 10.078%
                    due 2/01/2014 (k)                                      1,004,480
     3,275,000    Nova Chemicals Corp., 8.502%
                    due 11/15/2013 (c)                                     3,275,000
     3,750,000    Omnova Solutions, Inc., 11.25% due 6/01/2010             4,007,813
       875,000    Terra Capital, Inc., 7% due 2/01/2017 (a)                  870,625
                                                                         -----------
                                                                          33,170,206
====================================================================================
Consumer -- Durables -- 0.9%
     2,125,000    Sealy Mattress Co., 8.25% due 6/15/2014                  2,241,875
     2,200,000    Simmons Bedding Co., 7.875% due 1/15/2014                2,255,000
                                                                         -----------
                                                                           4,496,875
====================================================================================
Consumer -- Non-Durables -- 4.8%
     5,400,000    American Greetings Corp., 7.375%
                    due 6/01/2016                                          5,582,250
     2,175,000    Chattem, Inc., 7% due 3/01/2014                          2,175,000
     3,800,000    Church & Dwight Co., Inc., 6% due 12/15/2012             3,714,500


   BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007       7

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                            Value
====================================================================================
Consumer -- Non-Durables (concluded)
    $5,725,000    Hines Nurseries, Inc., 10.25% due 10/01/2011           $ 4,809,000
                  Levi Strauss & Co.:
     2,525,000        10.258% due 4/01/2012 (c)                            2,578,656
     3,200,000        8.875% due 4/01/2016                                 3,448,000
     3,150,000    Quiksilver, Inc., 6.875% due 4/15/2015                   3,071,250
                                                                         -----------
                                                                          25,378,656
====================================================================================
Diversified Media -- 8.4%
     1,689,000    Affinion Group, Inc., 11.50% due 10/15/2015              1,832,565
       375,000    American Media Operations, Inc. Series B,
                    10.25% due 5/01/2009                                     358,125
       540,000    CBD Media Holdings LLC, 9.25% due 7/15/2012                564,300
     4,125,000    CBD Media, Inc., 8.625% due 6/01/2011                    4,269,375
     2,525,000    Cadmus Communications Corp., 8.375%
                    due 6/15/2014                                          2,556,562
       610,000    CanWest Media, Inc., 8% due 9/15/2012                      628,300
     2,256,000    Dex Media West LLC, 9.875% due 8/15/2013                 2,456,220
     3,190,000    Idearc Inc., 8% due 11/15/2016 (a)                       3,277,725
     3,173,000    Liberty Media Corp., 0.75% due 3/30/2023 (h)             3,807,600
       440,000    Network Communications, Inc., 10.75%
                    due 12/01/2013                                           454,300
                  Nielsen Finance LLC (a):
     4,775,000        10% due 8/01/2014                                    5,216,688
     1,680,000        9.919% due 8/01/2016 (k)                             1,178,100
     5,225,000    Primedia, Inc., 8% due 5/15/2013                         5,368,688
     4,520,000    Quebecor World, Inc., 9.75% due 1/15/2015 (a)            4,779,900
                  RH Donnelley Corp.:
     2,275,000        Series A-2, 6.875% due 1/15/2013                     2,218,125
     2,040,000        Series A-3, 8.875% due 1/15/2016                     2,177,700
     2,850,000    Universal City Florida Holding Co. I, 10.11%
                    due 5/01/2010 (c)                                      2,949,750
                                                                         -----------
                                                                          44,094,023
====================================================================================
Energy -- Exploration & Production -- 3.7%
       800,000    Berry Petroleum Co., 8.25% due 11/01/2016                  798,000
     2,500,000    Chaparral Energy, Inc., 8.50% due 12/01/2015             2,493,750
     2,715,000    Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                                         2,660,700
     3,150,000    Encore Acquisition Co., 6.25% due 4/15/2014              2,905,875
     4,450,000    Exco Resources, Inc., 7.25% due 1/15/2011                4,505,625
     2,390,000    OPTI Canada, Inc., 8.25% due 12/15/2014 (a)              2,473,650
     1,220,000    Sabine Pass LNG LP, 7.50% due 11/30/2016 (a)             1,220,000
     2,220,000    Stone Energy Corp., 8.11% due 7/15/2010 (a)(c)           2,222,775
                                                                         -----------
                                                                          19,280,375
====================================================================================
Energy -- Other -- 2.3%
     1,750,000    Copano Energy LLC, 8.125% due 3/01/2016                  1,811,250
     1,490,000    Ferrellgas Partners LP, 8.75% due 6/15/2012              1,549,600
       600,000    KCS Energy, Inc., 7.125% due 4/01/2012                     585,000
     1,140,000    North American Energy Partners, Inc., 8.75%
                    due 12/01/2011                                         1,162,800
     3,200,000    Ocean RIG ASA, 9.36% due 4/04/2011 (c)                   3,200,000
     3,930,000    SemGroup LP, 8.75% due 11/15/2015 (a)                    3,988,950
                                                                         -----------
                                                                          12,297,600
====================================================================================
Financial -- 0.4%
     1,900,000    American Real Estate Partners LP, 7.125%
                    due 2/15/2013 (a)                                      1,871,500
       460,000    NCO Group, Inc., 10.23% due 11/15/2013 (a)(c)              462,300
                                                                         -----------
                                                                           2,333,800
====================================================================================
Food & Tobacco -- 4.2%
     1,300,000    AmeriQual Group LLC, 9.50% due 4/01/2012 (a)             1,355,250
                  Constellation Brands Inc.:
     3,800,000        8.125% due 1/15/2012                                 3,952,000
     1,950,000        7.25% due 9/01/2016                                  2,023,125
     4,800,000    Cott Beverages USA, Inc., 8% due 12/15/2011              4,914,000
     4,791,000    Del Monte Corp., 8.625% due 12/15/2012                   5,030,550
       320,000    Landry's Restaurants, Inc. Series B, 7.50%
                    due 12/15/2014                                           318,400
     3,150,000    National Beef Packing Co. LLC, 10.50%
                    due 8/01/2011                                          3,299,625
       815,000    Swift & Co., 12.50% due 1/01/2010                          853,713
                                                                         -----------
                                                                          21,746,663
====================================================================================
Gaming -- 8.5%
     5,175,000    Boyd Gaming Corp., 8.75% due 4/15/2012                   5,394,937
                  Caesars Entertainment, Inc.:
     2,200,000        7.875% due 3/15/2010                                 2,321,000
       155,000        8.125% due 5/15/2011                                   164,106
                  Galaxy Entertainment Finance Co. Ltd. (a):
       450,000        10.42% due 12/15/2010 (c)                              477,000
       875,000        9.875% due 12/15/2012                                  954,843
       950,000    Greektown Holdings, 10.75% due 12/01/2013 (a)            1,016,500
       800,000    Harrah's Operating Co., Inc., 5.75%
                    due 10/01/2017                                           668,000
     2,575,000    Inn of the Mountain Gods Resort & Casino, 12%
                    due 11/15/2010                                         2,806,750
     1,895,000    Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (a)                               1,951,850
                  MGM Mirage:
     1,825,000        9.75% due 6/01/2007                                  1,840,969
       625,000        6.75% due 4/01/2013                                    617,188
     1,575,000    Mirage Resorts, Inc., 6.75% due 2/01/2008                1,584,844
     3,150,000    Penn National Gaming, Inc., 6.875%
                    due 12/01/2011                                         3,150,000
     3,950,000    Poster Financial Group, Inc., 8.75%
                    due 12/01/2011                                         4,108,000
     1,800,000    Resorts International Hotel and Casino, Inc.,
                    11.50% due 3/15/2009                                   1,881,000
     1,575,000    San Pasqual Casino, 8% due 9/15/2013 (a)                 1,618,313
                  Station Casinos, Inc.:
     1,900,000        6.50% due 2/01/2014                                  1,762,250
     2,575,000        7.75% due 8/15/2016                                  2,645,813
     2,225,000        6.625% due 3/15/2018                                 2,016,406
     3,520,000    Tropicana Entertainment, 9.625%
                    due 12/15/2014 (a)                                     3,542,000
       975,000    Turning Stone Resort Casino Enterprise, 9.125%
                    due 9/15/2014 (a)                                      1,014,000
     2,825,000    Wynn Las Vegas LLC, 6.625% due 12/01/2014                2,796,750
                                                                         -----------
                                                                          44,332,519
====================================================================================
Health Care -- 6.7%
       300,000    Accellent, Inc., 10.50% due 12/01/2013                     312,000
     1,800,000    Angiotech Pharmaceuticals, Inc., 9.11%
                    due 12/01/2013 (a)(c)                                  1,858,500
       900,000    The Cooper Cos., Inc., 7.125% due 2/15/2015 (a)            909,000
     3,175,000    Elan Finance Plc, 9.36% due 11/15/2011 (c)               3,230,562
     4,750,000    HealthSouth Corp., 11.354% due 6/15/2014 (a)(c)          5,272,500
     1,150,000    Omnicare, Inc., 6.75% due 12/15/2013                     1,138,500
     1,050,000    Select Medical Corp., 7.625% due 2/01/2015                 924,000
     3,565,000    Tenet Healthcare Corp., 9.875% due 7/01/2014             3,627,388
     1,310,000    Triad Hospitals, Inc., 7% due 5/15/2012                  1,352,575
     4,775,000    US Oncology, Inc., 9% due 8/15/2012                      5,049,563
     1,575,000    VWR International, Inc., 8% due 4/15/2014                1,598,625


8       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                            Value
====================================================================================
Health Care (concluded)
    $3,175,000    Vanguard Health Holding Co. II, LLC, 9%
                    due 10/01/2014                                       $ 3,262,313
     6,325,000    Ventas Realty, LP, 6.75% due 6/01/2010                   6,459,406
                                                                         -----------
                                                                          34,994,932
====================================================================================
Housing -- 2.8%
     4,750,000    Forest City Enterprises, Inc., 7.625%
                    due 6/01/2015                                          4,868,750
                  Goodman Global Holding Co., Inc.:
     1,147,000        8.329% due 6/15/2012 (c)                             1,161,337
     2,225,000        7.875% due 12/15/2012                                2,269,500
       470,000    Nortek, Inc., 8.50% due 9/01/2014                          478,225
     1,925,000    Ply Gem Industries, Inc., 9% due 2/15/2012               1,742,125
     2,550,000    Standard-Pacific Corp., 9.25% due 4/15/2012              2,626,500
     1,600,000    Texas Industries, Inc., 7.25% due 7/15/2013              1,632,000
                                                                         -----------
                                                                          14,778,437
====================================================================================
Information Technology -- 6.4%
       450,000    Amkor Technologies, Inc., 7.75% due 5/15/2013              436,500
       560,000    Amkor Technology, Inc., 9.25% due 6/01/2016                571,200
       950,000    BMS Holdings, Inc., 12.40%
                    due 2/15/2012 (a)(c)(f)                                  940,500
       335,000    Compagnie Generale de Geophysique SA, 7.50%
                    due 5/15/2015                                            341,700
       510,000    Compagnie Generale de Geophysique-Veritas,
                    7.75% due 5/15/2017                                      527,850
                  Freescale Semiconductor, Inc. (a):
     7,930,000        9.125% due 12/15/2014 (f)                            8,039,037
       790,000        9.23% due 12/15/2014 (c)                               797,900
     3,045,000    Nortel Networks Ltd., 9.61%
                    due 7/15/2011 (a)(c)                                   3,258,150
       185,000    Open Solutions, Inc., 9.75% due 2/01/2015 (a)              191,013
     1,805,000    Sanmina-SCI Corp., 8.125% due 3/01/2016                  1,723,775
                  SunGard Data Systems, Inc.:
     3,450,000        9.125% due 8/15/2013                                 3,682,875
     3,050,000        9.973% due 8/15/2013 (c)                             3,187,250
     1,835,000        10.25% due 8/15/2015 (a)                             1,995,563
       405,000    Telcordia Technologies, Inc., 10%
                    due 3/15/2013 (a)                                        378,675
     2,205,966    UGS Capital Corp. II, 10.348%
                    due 6/01/2011 (a)(f)                                   2,244,570
     2,225,000    UGS Corp., 10% due 6/01/2012                             2,436,375
     2,465,000    Viasystems, Inc., 10.50% due 1/15/2011                   2,501,975
                                                                         -----------
                                                                          33,254,908
====================================================================================
Leisure -- 1.7%
     2,425,000    FelCor Lodging LP, 8.50% due 6/01/2011                   2,603,843
     3,180,000    Great Canadian Gaming Corp., 7.25%
                    due 2/15/2015 (a)                                      3,227,700
     2,350,000    Host Marriott LP, 6.75% due 6/01/2016                    2,361,750
                  Travelport, Inc. (a):
       250,000        9.875% due 9/01/2014                                   266,875
       530,000        9.985% due 9/01/2014 (c)                               547,225
                                                                         -----------
                                                                           9,007,393
====================================================================================
Manufacturing -- 3.5%
     2,050,000    AGY Holding Corp., 11% due 11/15/2014 (a)                2,121,750
     3,500,000    CPI Holdco, Inc., 11.151% due 2/01/2015 (a)(c)           3,613,750
     2,670,000    Jarden Corp., 7.50% due 5/01/2017                        2,706,712
     3,720,000    NXP B.V., 9.50% due 10/15/2015 (a)                       3,840,900
                  RBS Global, Inc. (a):
       740,000        9.50% due 8/01/2014                                    780,700
       950,000        11.75% due 8/01/2016                                 1,040,250
       885,000        8.875% due 9/01/2016                                   902,700
     3,435,000    Trimas Corp., 9.875% due 6/15/2012                       3,417,825
                                                                         -----------
                                                                          18,424,587
====================================================================================
Metal -- Other -- 2.3%
     1,020,000    FMG Finance Pty Ltd., 10.625% due 9/01/2016 (a)          1,160,250
     3,250,000    Foundation PA Coal Co., 7.25% due 8/01/2014              3,290,625
     3,775,000    Indalex Holding Corp., 11.50% due 2/01/2014 (a)          4,039,250
     3,175,000    Novelis, Inc., 7.25% due 2/15/2015                       3,302,000
                                                                         -----------
                                                                          11,792,125
====================================================================================
Packaging -- 3.6%
                  Berry Plastics Holding Corp:
     1,235,000        8.875% due 9/15/2014                                 1,278,225
     3,015,000        9.23% due 9/15/2014 (c)                              3,112,987
     3,475,000    Graham Packing Co., Inc., 9.875%
                    due 10/15/2014                                         3,579,250
       670,000    Impress Holdings B.V., 8.585%
                    due 9/15/2013 (a)(c)                                     686,750
                  Owens-Brockway:
     4,175,000    8.875% due 2/15/2009                                     4,268,938
     1,575,000    8.25% due 5/15/2013                                      1,649,813
     2,165,000    Packaging Dynamics Finance Corp., 10%
                    due 5/01/2016 (a)                                      2,273,250
     1,600,000    Pregis Corp., 12.375% due 10/15/2013 (a)                 1,776,000
                                                                         -----------
                                                                          18,625,213
====================================================================================
Paper -- 8.0%
                  Abitibi-Consolidated, Inc.:
     3,200,000        8.855% due 6/15/2011 (c)                             3,216,000
     1,145,000        6% due 6/20/2013                                     1,007,600
     1,575,000    Ainsworth Lumber Co. Ltd., 9.11%
                    due 10/01/2010 (c)                                     1,330,875
     3,175,000    Boise Cascade LLC, 8.235% due 10/15/2012 (c)             3,175,000
       570,000    Bowater Canada Finance, 7.95% due 11/15/2011               572,850
     4,475,000    Bowater, Inc., 8.355% due 3/15/2010 (c)                  4,519,750
     5,075,000    Domtar, Inc., 7.125% due 8/15/2015                       5,094,031
                  Graphic Packaging International Corp.:
     1,675,000        8.50% due 8/15/2011                                  1,742,000
     1,000,000        9.50% due 8/15/2013                                  1,066,250
                  NewPage Corp.:
     2,400,000        11.739% due 5/01/2012 (c)                            2,616,000
     1,600,000        12% due 5/01/2013                                    1,744,000
     5,400,000    Norske Skog Canada Ltd. Series D, 8.625%
                    due 6/15/2011                                          5,508,000
     3,175,000    Rock-Tenn Co., 8.20% due 8/15/2011                       3,373,438
     4,150,000    Smurfit Kappa Funding Plc, 9.625%
                    due 10/01/2012                                         4,404,188
       540,000    Smurfit-Stone Container Enterprises, Inc., 9.75%
                    due 2/01/2011                                            558,225
                  Verso Paper Holdings LLC (a):
     1,525,000        9.125% due 8/01/2014                                 1,608,875
       310,000        11.375% due 8/01/2016                                  333,250
                                                                         -----------
                                                                          41,870,332
====================================================================================
Retail -- 3.0%
       490,000    Beverages & More, Inc., 9.25% due 3/01/2012 (a)            501,025
       545,000    Buffets, Inc., 12.50% due 11/01/2014                       572,250
       540,000    Burlington Coat Factory Warehouse Corp.,
                    11.125% due 4/15/2014                                    555,525


   BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007       9

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                            Value
====================================================================================
Retail (concluded)
                  Michaels Stores, Inc. (a):
    $2,650,000        10% due 11/01/2014                                $  2,835,500
     3,350,000        11.375% due 11/01/2016                               3,634,750
                  Neiman Marcus Group, Inc.:
     1,875,000        9% due 10/15/2015 (f)                                2,062,500
     1,575,000        10.375% due 10/15/2015                               1,764,000
     3,980,000    Rite Aid Corp., 7.50% due 3/01/2017                      3,950,150
                                                                        ------------
                                                                          15,875,700
====================================================================================
Service -- 7.0%
     3,175,000    Ashtead Capital, Inc., 9% due 8/15/2016 (a)              3,429,000
                  Avis Budget Car Rental LLC (a):
       950,000        7.625% due 5/15/2014                                   964,250
     4,450,000        7.905% due 5/15/2014 (c)                             4,583,500
     4,775,000    Corrections Corp. of America, 7.50%
                    due 5/01/2011                                          4,918,250
     1,000,000    DI Finance Series B, 9.50% due 2/15/2013                 1,070,000
     2,825,000    Dycom Industries, Inc., 8.125% due 10/15/2015            2,909,750
     2,350,000    Mac-Gray Corp., 7.625% due 8/15/2015                     2,414,625
     2,840,000    Sally Holdings LLC, 10.50% due 11/15/2016 (a)            2,939,400
       220,000    Seitel Acquisition Corp., 9.75% due 2/15/2014 (a)          223,300
     4,775,000    Service Corp. International, 7% due 6/15/2017            4,822,750
     2,000,000    United Rentals North America, Inc., 7.75%
                    due 11/15/2013                                         2,045,000
     4,775,000    Waste Services, Inc., 9.50% due 4/15/2014                5,049,563
                  Yankee Acquisition Corp. (a):
       200,000        8.50% due 2/15/2015                                    204,500
       865,000        9.75% due 2/15/2017                                    886,625
                                                                        ------------
                                                                          36,460,513
====================================================================================
Steel -- 0.8%
     3,175,000    Chaparral Steel Co., 10% due 7/15/2013                   3,548,062
       507,000    UCAR Finance, Inc., 10.25% due 2/15/2012                   533,618
                                                                        ------------
                                                                           4,081,680
====================================================================================
Telecommunications -- 4.7%
                  ADC Telecommunications, Inc. (h):
     2,226,000        1% due 6/15/2008                                     2,111,918
     1,025,000        5.795% due 6/15/2013 (c)                               987,844
     3,175,000    Inmarsat Finance Plc, 7.625% due 6/30/2012               3,294,062
     4,900,000    LCI International, Inc., 7.25% due 6/15/2007             4,912,250
     3,800,000    Nordic Telephone Co. Holdings ApS, 8.875%
                    due 5/01/2016 (a)                                      4,094,500
       650,000    Qwest Communications International, Inc., 7.50%
                    due 2/15/2014                                            673,563
                  Qwest Corp.:
     2,300,000        8.579% due 6/15/2013 (c)                             2,509,875
       875,000        7.625% due 6/15/2015                                   934,063
     4,800,000    Windstream Corp., 8.125% due 8/01/2013                   5,178,000
                                                                        ------------
                                                                          24,696,075
====================================================================================
Transportation -- 1.5%
       590,000    Britannia Bulk Plc, 11% due 12/01/2011 (a)                 574,512
     2,400,000    Navios Maritime Holdings, Inc., 9.50%
                    due 12/15/2014 (a)                                     2,466,000
     2,225,000    OMI Corp., 7.625% due 12/01/2013                         2,247,250
     2,250,000    Teekay Shipping Corp., 8.875% due 7/15/2011              2,424,375
                                                                        ------------
                                                                           7,712,137
====================================================================================
Utility -- 8.4%
                  The AES Corp.:
     4,000,000        9.375% due 9/15/2010                                 4,340,000
       100,000        8.75% due 5/15/2013 (a)                                106,750
     2,124,000    CenterPoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (h)                                      3,347,955
       860,000    Conexant Systems, Inc., 9.11%
                    due 11/15/2010 (a)(c)                                    885,800
     3,975,000    ESI Tractebel Acquisition Corp. Series B, 7.99%
                    due 12/30/2011                                         4,110,249
     2,975,000    Edison Mission Energy, 7.50% due 6/15/2013               3,108,875
     2,825,000    El Paso Performance-Linked Trust, 7.75%
                    due 7/15/2011 (a)                                      3,001,562
     4,125,000    Mirant North America LLC, 7.375%
                    due 12/31/2013                                         4,238,438
                  NRG Energy, Inc.:
     2,550,000        7.25% due 2/01/2014                                  2,601,000
     2,350,000        7.375% due 2/01/2016                                 2,397,000
                  Nevada Power Co.:
       622,000        9% due 8/15/2013                                       672,686
     2,400,000        Series A, 8.25% due 6/01/2011                        2,655,374
     6,050,000    Reliant Energy, Inc., 9.50% due 7/15/2013                6,556,688
       775,000    Sierra Pacific Resources, 8.625% due 3/15/2014             839,278
     1,650,000    Southern Natural Gas Co., 8.875%
                    due 3/15/2010                                          1,723,227
     3,267,993    Tenaska Alabama Partners LP, 7%
                    due 6/30/2021 (a)                                      3,309,559
                                                                        ------------
                                                                          43,894,441
====================================================================================
Wireless Communications -- 5.2%
     2,675,000    Centennial Cellular Operating Co. LLC, 10.125%
                    due 6/15/2013                                          2,892,343
     2,145,000    Cricket Communications, Inc., 9.375%
                    due 11/01/2014 (a)                                     2,262,975
                  Digicel Group Ltd. (a):
     1,340,000        8.875% due 1/15/2015                                 1,308,175
     3,060,000        9.125% due 1/15/2015 (f)                             2,979,675
     1,900,000    Dobson Communications Corp., 9.61%
                    due 10/15/2012 (c)                                     1,961,750
     4,210,000    MetroPCS Wireless, Inc., 9.25%
                    due 11/01/2014 (a)                                     4,420,500
       320,000    Orascom Telecom Finance SCA, 7.875%
                    due 2/08/2014                                            318,400
                  Rogers Wireless Communications, Inc.:
     1,875,000        8.454% due 12/15/2010 (c)                            1,912,500
       250,000        8% due 12/15/2012                                      266,563
     4,075,000    Rural Cellular Corp. 8.25% due 3/15/2012                 4,227,813
     4,470,000    West Corp., 11% due 10/15/2016 (a)                       4,838,775
                                                                        ------------
                                                                          27,389,469
------------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost -- $644,627,159) -- 126.5%                       661,705,972
====================================================================================

====================================================================================
                  Floating Rate Loan Interests (j)
====================================================================================
Chemicals -- 0.8%
     4,870,000    Wellman, Inc. Second Lien Term Loan, 12.11%
                    due 2/10/2010                                          4,197,940
------------------------------------------------------------------------------------
                  Total Floating Rate Loan Interest
                  (Cost -- $4,807,004) -- 0.8%                             4,197,940
====================================================================================


10       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Foreign Government Obligations                             Value
====================================================================================
Government -- Foreign -- 1.2%
    $4,800,000    Brazilian Government International Bond, 11%
                    due 8/17/2040                                        $ 6,415,200
------------------------------------------------------------------------------------
                  Total Foreign Government Obligations
                  (Cost -- $6,072,731) -- 1.2%                             6,415,200
====================================================================================

====================================================================================
        Shares
          Held    Common Stocks
====================================================================================
Cable -- U.S. -- 1.2%
       134,207    Loral Space & Communications Ltd. (g)                    6,247,336
====================================================================================
Information Technology -- 0.6%
       154,040    Cypress Semiconductor Corp. (g)                          2,926,764
====================================================================================
Manufacturing -- 0.4%
       116,910    Medis Technologies Ltd. (g)                              2,008,514
====================================================================================
Paper -- 0.0%
        78,039    Western Forest Products, Inc. (g)                          140,785
------------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost -- $9,795,921) -- 2.2%                            11,323,399
====================================================================================

====================================================================================
Preferred Securities
------------------------------------------------------------------------------------

                  Preferred Stocks
====================================================================================
Cable -- U.S. -- 0.4%
        10,355    Loral Spacecom Corp. Series A, 12% (f)                   2,091,710
------------------------------------------------------------------------------------
                  Total Preferred Securities
                  (Cost -- $2,047,118) -- 0.4%                             2,091,710

        Shares
          Held    Warrants (d)                                               Value
====================================================================================
Health Care -- 0.0%
        54,577    HealthSouth Corp. (expires 1/16/2014)                $      43,662
------------------------------------------------------------------------------------
                  Total Warrants
                  (Cost -- $0) -- 0.0%                                        43,662
====================================================================================

====================================================================================
    Beneficial
      Interest    Other Interests (b)
====================================================================================
Cable -- U.S. -- 0.0%
    $1,300,000    Adelphia C.V.U. Series ACC-4                                 5,200
------------------------------------------------------------------------------------
                  Total Other Interests
                  (Cost -- $5,200) -- 0.0%                                     5,200
====================================================================================

====================================================================================
                  Short-Term Securities
====================================================================================
    34,841,697    BlackRock Liquidity Series, LLC Cash Sweep
                    Series, 5.33% (e)(i)                                  34,841,697
------------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $34,841,697) -- 6.6%                           34,841,697
====================================================================================
Total Investments
(Cost -- $702,196,830*) -- 137.7%                                        720,624,780

Liabilities in Excess of Other Assets -- (37.7%)                        (197,359,925)
                                                                       -------------
Net Assets -- 100.0%                                                   $ 523,264,855
                                                                       =============

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost...........................................    $702,931,685
                                                                   ============
      Gross unrealized appreciation............................    $ 23,376,308
      Gross unrealized depreciation............................      (5,683,213)
                                                                   ------------
      Net unrealized appreciation..............................    $ 17,693,095
                                                                   ============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(c)   Floating rate security.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e)   Represents the current yield as of February 28, 2007.
(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(g)   Non-income producing security.
(h)   Convertible security.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                              Net       Interest
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series   $34,774,256   $579,262
      --------------------------------------------------------------------------

(j) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.
(k) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.


   BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007       11

Schedule of Investments (concluded)                            (in U.S. dollars)

o     Swaps outstanding as of February 28, 2007 were as follows:

      --------------------------------------------------------------------------------
                                                                          Unrealized
                                                            Notional     Appreciation
                                                             Amount     (Depreciation)
      --------------------------------------------------------------------------------
      Sold credit default protection on General Motors
        Acceptance Corp. and receive 3.50%

      Broker, JPMorgan Chase
        Expires March 2007                                $1,250,000        $   2,244

      Sold credit default protection on General
        Motors Acceptance Corp. and receive 4.50%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires March 2007                                $1,250,000            2,963

      Sold credit default protection on General
        Motors Corp. and receive 4.40%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2007                                 $  625,000            7,009

      Sold credit default protection on General
        Motors Corp. and receive 8.00%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2007                                 $  625,000           13,945

      Sold credit default protection on Ford Motor
        Company and receive 3.80%

      Broker, JPMorgan Chase Bank
        Expires March 2010                                $5,000,000          (20,660)

      Sold credit default protection on Ford Motor
        Company and receive 3.80%

      Broker, UBS Warburg
        Expires March 2010                                $1,590,000           (6,570)

      Sold credit default protection on Primedia, Inc.
        and receive 2.45%

      Broker, Lehman Brothers, Inc. (Special Finance)
        Expires March 2012                                $1,500,000            8,089
      --------------------------------------------------------------------------------
      Total                                                                 $   7,020
                                                                            =========

      See Notes to Financial Statements.


12       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007

Statement of Assets, Liabilities and Capital

As of February 28, 2007 (Unaudited)
=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
      Investments in unaffiliated securities, at value (identified cost -- $667,355,133) .......                    $ 685,783,083
      Investments in affiliated securities, at value (identified cost -- $34,841,697) ..........                       34,841,697
      Cash .....................................................................................                          100,000
      Unrealized appreciation on swaps .........................................................                           34,250
      Receivables:
         Interest ..............................................................................   $ 12,506,030
         Securities sold .......................................................................      9,916,061
         Paydowns ..............................................................................      8,353,725
         Swaps .................................................................................         34,770        30,810,586
                                                                                                   ------------
      Prepaid expenses .........................................................................                            3,767
                                                                                                                    -------------
      Total assets .............................................................................                      751,573,383
                                                                                                                    -------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
      Loans ....................................................................................                      216,900,000
      Unrealized depreciation on swaps .........................................................                           27,230
      Payables:
         Securities purchased ..................................................................     10,550,407
         Investment adviser ....................................................................        397,439
         Dividends to shareholders .............................................................        177,691
         Interest on loans .....................................................................        133,422
         Other affiliates ......................................................................          3,985        11,262,944
                                                                                                   ------------
      Accrued expenses .........................................................................                          118,354
                                                                                                                    -------------
      Total liabilities ........................................................................                      228,308,528
                                                                                                                    -------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
      Net assets ...............................................................................                    $ 523,264,855
                                                                                                                    =============
=================================================================================================================================
Capital
---------------------------------------------------------------------------------------------------------------------------------
      Common Stock, $.10 par value, 200,000,000 shares authorized ..............................                    $   3,528,644
      Paid-in capital in excess of par .........................................................                      501,493,556
      Undistributed investment income -- net ...................................................    $ 3,889,684
      Accumulated realized capital losses -- net ...............................................     (4,081,999)
      Unrealized appreciation -- net ...........................................................     18,434,970
                                                                                                   ------------
      Total accumulated earnings -- net ........................................................                       18,242,655
                                                                                                                    -------------
      Total capital -- Equivalent to $14.83 per share based on 35,286,436 shares of capital
        stock outstanding (market price -- $13.53) .............................................                    $ 523,264,855
                                                                                                                    =============

      See Notes to Financial Statements.


   BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007       13

Statement of Operations

For the Six Months Ended February 28, 2007 (Unaudited)
=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
      Interest (including $579,262 from affiliates) ............................................                     $ 28,676,516
      Dividends ................................................................................                          119,028
      Other ....................................................................................                           44,480
                                                                                                                    -------------
      Total income .............................................................................                       28,840,024
                                                                                                                    -------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
      Loan interest expense ....................................................................    $ 6,047,172
      Investment advisory fees .................................................................      2,522,224
      Borrowing costs ..........................................................................        130,087
      Accounting services ......................................................................         79,079
      Professional fees ........................................................................         38,869
      Transfer agent fees ......................................................................         32,582
      Printing and shareholder reports .........................................................         25,504
      Custodian fees ...........................................................................         19,591
      Pricing services .........................................................................         16,226
      Directors' fees and expenses .............................................................         11,883
      Listing fees .............................................................................         10,558
      Other ....................................................................................         17,589
                                                                                                   ------------
      Total expenses ...........................................................................                        8,951,364
                                                                                                                    -------------
      Investment income -- net .................................................................                       19,888,660
                                                                                                                    -------------
=================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
---------------------------------------------------------------------------------------------------------------------------------
      Realized gain on:
         Investments -- net ....................................................................      3,463,755
         Swaps -- net ..........................................................................        153,925         3,617,680
                                                                                                   ------------
      Change in unrealized appreciation/depreciation on:
         Investments -- net ....................................................................     20,791,303
         Swaps -- net ..........................................................................        (74,032)       20,717,271
                                                                                                   ------------------------------
      Total realized and unrealized gain -- net ................................................                       24,334,951
                                                                                                                    -------------
      Net Increase in Net Assets Resulting from Operations .....................................                    $  44,223,611
                                                                                                                    =============

      See Notes to Financial Statements.


14       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007

Statements of Changes in Net Assets

                                                                                                   For the Six
                                                                                                   Months Ended       For the
                                                                                                   February 28,      Year Ended
                                                                                                       2007          August 31,
Increase (Decrease) in Net Assets:                                                                 (Unaudited)         2006
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
      Investment income -- net .................................................................   $ 19,888,660     $ 40,958,515
      Realized gain (loss) -- net ..............................................................      3,617,680       (6,357,303)
      Change in unrealized appreciation/depreciation -- net ....................................     20,717,271      (10,848,892)
                                                                                                   -----------------------------
      Net increase in net assets resulting from operations .....................................     44,223,611       23,752,320
                                                                                                   -----------------------------
================================================================================================================================
Dividends & Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------------------
      Investment income -- net .................................................................    (19,054,675)     (41,283,214)
      Realized gain -- net .....................................................................             --      (16,468,850)
                                                                                                   -----------------------------
      Net decrease in net assets resulting from dividends and distributions to shareholders ....    (19,054,675)     (57,752,064)
                                                                                                   -----------------------------
================================================================================================================================
Capital Stock Transactions
--------------------------------------------------------------------------------------------------------------------------------
      Value of shares issued to Common Stock shareholders in reinvestment of dividends
        and distributions ......................................................................             --           64,908
                                                                                                   -----------------------------
      Net increase in net assets derived from capital stock transactions .......................             --           64,908
                                                                                                   -----------------------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets ..................................................     25,168,936      (33,934,836)
      Beginning of period ......................................................................    498,095,919      532,030,755
                                                                                                   -----------------------------
      End of period* ...........................................................................   $523,264,855     $498,095,919
                                                                                                   =============================
          * Undistributed investment income -- net .............................................   $  3,889,684     $  3,055,699
                                                                                                   =============================

      See Notes to Financial Statements.


   BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007       15

Statement of Cash Flows

For the Six Months Ended February 28, 2007 (Unaudited)
===============================================================================
Cash Provided by Operating Activities
-------------------------------------------------------------------------------
      Net increase in net assets resulting from operations ...... $  44,223,611
      Adjustments to reconcile net increase in
       net assets resulting from operations to
       net cash provided by operating activities:
          Decrease in other receivables .........................     1,054,177
          Decrease in other liabilities .........................       (20,124)
          Realized and unrealized gain -- net ...................   (24,334,951)
          Realized gain on swaps -- net .........................       119,155
          Amortization of premium and discount ..................       170,674
      Proceeds from sales and paydowns of long-term securities ..   205,768,569
      Other investment related transactions .....................       (82,187)
      Purchases of long-term investments ........................  (173,746,966)
      Purchases of short-term investments -- net ................   (34,774,256)
                                                                  -------------
      Net cash provided by operating activities .................    18,377,702
                                                                  -------------
===============================================================================
Cash Used by Financing Activities
-------------------------------------------------------------------------------
      Cash receipts from borrowings .............................    15,200,000
      Cash payments on borrowings ...............................   (14,500,000)
      Dividends paid to shareholders ............................   (19,077,702)
                                                                  -------------
      Net cash used for financing activities ....................   (18,377,702)
                                                                  -------------
===============================================================================
Cash
-------------------------------------------------------------------------------
      Net increase/decrease in cash .............................            --
      Cash at beginning of period ...............................       100,000
                                                                  -------------
      Cash at end of period ..................................... $     100,000
                                                                  =============
===============================================================================
Cash Flow Information
-------------------------------------------------------------------------------
      Cash paid for interest .................................... $   6,145,435
                                                                  =============

      See Notes to Financial Statements.


16       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007

Financial Highlights

                                                     For the Six
                                                     Months Ended                   For the Year Ended               For the Period
The following per share data and ratios              February 28,                       August 31,                    May 30, 2003+
have been derived from information                       2007           -----------------------------------------     to August 31,
provided in the financial statements.                (Unaudited)          2006             2005            2004           2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ......... $   14.12        $   15.08        $   15.71       $   14.39        $  14.33
                                                     ------------------------------------------------------------------------------
          Investment income -- net .................       .56***          1.16***          1.37***         1.50             .30
          Realized and unrealized gain (loss) -- net       .60             (.49)             .19            1.27            (.03)
                                                     ------------------------------------------------------------------------------
      Total from investment operations .............      1.16              .67             1.56            2.77             .27
                                                     ------------------------------------------------------------------------------
      Less dividends and distributions:
          Investment income -- net .................      (.45)           (1.17)           (1.49)          (1.43)           (.20)
          Realized gain -- net .....................        --             (.46)            (.70)           (.02)             --
                                                     ------------------------------------------------------------------------------
      Total dividends and distributions ............      (.45)           (1.63)           (2.19)          (1.45)           (.20)
                                                     ------------------------------------------------------------------------------
      Offering costs resulting from the issuance of
        Common Stock ...............................        --               --               --              --            (.01)
                                                     ------------------------------------------------------------------------------
      Net asset value, end of period ............... $   14.83        $   14.12        $   15.08       $   15.71        $  14.39
                                                     ------------------------------------------------------------------------------
      Market price per share, end of period ........ $   13.53        $   12.48        $   14.32       $   14.52        $  13.61
                                                     ==============================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...........     9.41%@            6.29%           11.28%          20.70%           1.91%@
                                                     ==============================================================================
      Based on market price per share ..............    12.94%@           (1.07%)          14.34%          17.95%          (7.92%)@
                                                     ==============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver and excluding
        interest expense ...........................      1.15%*           1.11%            1.11%           1.09%            .45%*
                                                     ==============================================================================
      Expenses, net of waiver ......................      3.54%*           2.89%            2.09%           1.56%            .52%*
                                                     ==============================================================================
      Expenses .....................................      3.54%*           2.89%            2.09%           1.57%            .91%*
                                                     ==============================================================================
      Investment income -- net .....................      7.86%*           8.11%            8.91%           9.76%           8.22%*
                                                     ==============================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
      Amount of borrowings outstanding, end of
        period (in thousands) ...................... $ 216,900        $ 216,200        $ 185,200       $ 207,100        $113,300
                                                     ==============================================================================
      Average amount of borrowings outstanding
        during the period (in thousands) ........... $ 216,597        $ 184,070        $ 188,044       $ 178,605        $ 24,585
                                                     ==============================================================================
      Average amount of borrowings outstanding
        per share during the period*** ............. $    6.14        $    5.22        $    5.33       $    5.06        $    .71
                                                     ==============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) ..... $ 523,265        $ 498,096        $ 532,031       $ 554,390        $507,588
                                                     ==============================================================================
      Portfolio turnover ...........................     26.22%           62.38%           48.24%          81.43%          59.69%
                                                     ==============================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


   BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007       17

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock Corporate High Yield Fund VI, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol HYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. As of October 2, 2006, floating rate loan interests are valued at the mean between the last available bid prices from one or more dealers as obtained from Loan Pricing Corporation. Previously, floating rate loan interests were valued at the mean between the last available bid and asked prices as obtained from the same pricing source. This change had no significant effect on the valuation of these loans. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the NASDAQ Global Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange


18       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007
rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at


   BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007       19
the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .70% of the Fund's average daily net assets plus the proceeds of any outstanding principal borrowed. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an


20       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007

Notes to Financial Statements (concluded)

affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee that is a percentage of the management fee paid by the Fund to the Manager.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the six months ended February 28, 2007, the Fund reimbursed FAM and the Manager $814, and $4,068, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, PSI, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2007 were $181,609,101 and $221,292,556, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended February 28, 2007 remained constant. Shares issued and outstanding during the year ended August 31, 2006 increased by 4,455 as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $250,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 6.13% and the average borrowing was approximately $216,597,000 for the six months ended February 28, 2007.

6. Capital Loss Carryforward:

On August 31, 2006, the Fund had a net capital loss carryforward of $2,291,195, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.090000 per share on March 30, 2007 to shareholders of record on March 15, 2007.


   BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007       21

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.


22       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

NYSE Symbol

HYT

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


   BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       FEBRUARY 28, 2007       23

BlackRock Corporate High Yield Fund VI, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of BlackRock Corporate High Yield Fund VI, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Corporate High Yield Fund VI, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #COYVI-2/07

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of February 28, 2007.

         (a)(1) The Fund is managed by a team of investment professionals the lead members of which are Scott Amero, Managing Director at BlackRock, and Jeffrey Gary, Managing Director at BlackRock. This team has managed the Fund's portfolio since 2006. Messrs. Amero and Gary are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

         Scott Amero is co-head of BlackRock's fixed income portfolio management team. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

         Mr. Gary has been with BlackRock since 2003. He is head of BlackRock's high yield team and a member of the Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director of and portfolio manager with AIG (American General) Investment Group.

         (a)(2) As of February 28, 2007:

                                                                                           (iii) Number of Other Accounts and
                                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                                       and Assets by Account Type                                 Performance-Based
                            Other                                                    Other
                         Registered          Other Pooled                          Registered        Other Pooled
(i) Name of              Investment           Investment             Other         Investment         Investment          Other
Portfolio Manager         Companies            Vehicles            Accounts         Companies          Vehicles          Accounts
                         ----------                                                ----------

Scott Amero                         48                  30                 286                  0                5                22
                       $34,960,032,111     $ 7,700,000,000     $96,400,000,000    $             0  $ 1,900,000,000   $ 6,600,000,000
Jeffrey Gary                        15                   5                  24                  0                4                 5
                       $ 6,238,543,723     $ 6,059,151,800     $ 3,341,858,544    $             0  $ 1,811,026,446   $   789,018,041

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of February 28, 2007:

                  Compensation Program

                  BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

                  Base Compensation

                  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

                  Discretionary Compensation

                  In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                  Long-Term Retention and Incentive Plan (LTIP)

                  The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                  Deferred Compensation Program

                  A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

                  Options and Restricted Stock Awards

                  While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

                  Incentive Savings Plans

                  BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

                  Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

                  The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

         (a)(4) Beneficial Ownership of Securities. As of February 28, 2007, Messrs. Amero and Gary do not beneficially own stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund VI, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Corporate High Yield Fund VI, Inc.

Date: April 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Corporate High Yield Fund VI, Inc.

Date: April 23, 2007


By: /s/ Donald C. Burke
    --------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Corporate High Yield Fund VI, Inc.

Date: April 23, 2007